                   EXHIBIT 32.2 -- SECTION 1350 CERTIFICATION

I, Andrew A. Campbell, certify that:

     (1) the Form 10-K/A of Pactiv Corporation for the period ended December 31, 2003, (the "Report") fully complies with the requirements of sec.13(a) or sec.15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pactiv Corporation for the period then ended.

/s/ ANDREW A. CAMPBELL
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Andrew A. Campbell
Senior Vice President and Chief Financial Officer

March 16, 2004
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Date

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.